UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 7, 2013

W&T Offshore, Inc.

(Exact name of registrant as specified in its charter)

Texas	1-32414	72-1121985
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Nine Greenway Plaza, Suite 300

Houston, Texas 77046

(Address of Principal Executive Offices)

713.626.8525

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 7, 2013, W&T Offshore, Inc. (the “Company”) held its 2013 Annual Meeting of Shareholders (the “Annual Meeting”) in Houston, Texas. The proposals voted upon at the Annual Meeting and the final voting results are indicated below. For additional information on these proposals, please see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 3, 2013.

Proposal 1: To elect six directors to hold office until the 2014 Annual Meeting. All nominees were elected by the votes indicated.

Nominee	Voted For	Votes Withheld	Broker Non-Votes
Virginia Boulet	64,947,143	4,414,871	3,344,797
Robert I. Israel	68,809,957	552,057	3,344,797
Stuart B. Katz	65,190,219	4,171,795	3,344,797
Tracy W. Krohn	62,669,923	6,692,091	3,344,797
S. James Nelson, Jr.	68,820,957	541,057	3,344,797
B. Frank Stanley	64,117,958	5,244,056	3,344,797

Proposal 2: To approve an amendment to the Company’s Amended and Restated Incentive Compensation Plan (the “Incentive Compensation Plan”) to increase the number shares of the Company’s common stock available for issuance under the Incentive Compensation Plan by 4,000,000 shares and to extend the term of the Incentive Compensation Plan for an additional five years, through April 15, 2019. The proposal was approved by the votes indicated.

Voted For	Voted Against	Abstentions	Broker Non-Votes
64,357,391	4,804,239	200,384	3,344,797

Proposal 3: To approve an amendment to the Incentive Compensation Plan to provide the Company with the ability to take certain transactions, accounting or legal changes and charges or certain other unusual items into account when determining whether performance goals that are applicable to certain awards under the Incentive Compensation Plan have been met; and to re-approve the material terms of the Incentive Compensation Plan, as amended, pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended. The proposal was approved by the votes indicated.

Voted For	Voted Against	Abstentions	Broker Non-Votes
64,382,963	4,784,182	194,869	3,344,797

Proposal 4: To ratify the appointment of Ernst & Young LLP as the Company’s independent public accountants for the year ended 2013. The proposal was approved by the votes indicated.

Voted For	Voted Against	Abstentions	Broker Non-Votes
72,277,567	157,157	272,087	—

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 10.1	First Amendment to W&T Offshore, Inc. Amended and Restated Incentive Compensation Plan (Incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed April 3, 2013).

Exhibit 10.2	Second Amendment to W&T Offshore, Inc. Amended and Restated Incentive Compensation Plan (Incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement on Schedule 14A filed April 3, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W&T OFFSHORE, INC. (Registrant)

Dated: May 9, 2013	By:	/s/ John D. Gibbons
John D. Gibbons
Senior Vice President, Chief Financial Officer and Chief
Accounting Officer